Exhibit 99.1

Unaudited Pro forma Condensed Consolidated Financial Statements

On June 1, 2018 Voya Financial, Inc. a Delaware corporation (the “Company”), completed the sale (the “Transaction”) of Voya Insurance and Annuity Company, an Iowa domiciled life insurance company subsidiary of the Company (“VIAC”), and Directed Services LLC, an indirect broker-dealer subsidiary of the Company (“DSL”). VIAC and DSL were acquired by a subsidiary of VA Capital Company LLC, a Delaware limited liability company (“VA Capital”).

The Unaudited Pro forma Condensed Consolidated Financial Statements included herein should be read in conjunction with the Company’s unaudited Condensed Consolidated Financial Statements included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2018, filed with the Securities and Exchange Commission (“SEC”) on May 2, 2018 as well as the Company’s audited Consolidated Financial Statements included in the Annual Report on Form 10-K filed with the SEC on February 23, 2018. The Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2018 was derived from the historical Condensed Consolidated balance sheet and the pro forma adjustments give effect to events that are directly attributable to the Transaction as if the Transaction occurred on March 31, 2018. The Unaudited Pro forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2018 and the year ended December 31, 2017 were derived from the historical Consolidated Statements of Operations and the pro forma adjustments give effect to events that are directly attributable to the transaction as if the Transaction occurred on January 1, 2017. These pro forma adjustments reflect adjustments that are factually supportable and are expected to have a continuing impact on the Company’s consolidated results of operations. Pro forma adjustments do not include any net revenue amounts related to transition services arrangements between the Company and affiliates of VA Capital, because the Company does not expect these net revenues to have any significant effect on the Company’s results of operations for a period greater than 12 months after consummation of the Transaction.

The Unaudited Pro forma Condensed Consolidated Financial Statements are presented based on information available upon closing of the Transaction and are not reflective of the Company’s financial position had the Transaction occurred on March 31, 2018 or of the Company’s results of operations during the periods presented had the Transaction occurred on January 1, 2017. Additionally, the Unaudited Pro forma Condensed Consolidated Financial Statements do not reflect future events that are not directly attributable to the Transaction including future share repurchases that may be completed during 2018. Actual results during future periods may vary significantly from the results reflected in the Unaudited Pro forma Condensed Consolidated Financial Statements included herein.

Voya Financial, Inc.

Unaudited Pro forma Condensed Consolidated Balance Sheet

March 31, 2018

(Dollars in millions)

	March 31, 2018 (As reported)	Total Pro Forma Adjustments		March 31, 2018 (As Adjusted)
Assets

Total investments	$64,608	$35	(1)	$64,643
Cash and cash equivalents	1,411	395	(2)	1,806
Short term investments under securities loan agreement	1,479	-		1,479
Accrued investment income	691	-		691
Premium receivable and reinsurance recoverable	7,601	-		7,601
Deferred policy acquisition costs and Value of business acquired	3,769	-		3,769
Current income taxes recoverable	28	-		28
Deferred income tax asset	1,022	-		1,022
Other assets	1,360	1		1,361
Assets related to consolidated investment entities	2,826	-		2,826
Assets held in separate accounts	77,949	-		77,949
Assets held for sale	57,080	(57,080)	(3)	-

Total Assets	$219,824	$(56,649)		$163,175

Liabilities
Future policy benefits	$15,379	$-		$15,379
Contract owner account balances	50,353	-		50,353
Payables under securities loan agreement, including collateral held	1,719	-		1,719
Long-term debt	3,458	-		3,458
Derivatives	168	-		168
Pension and other postretirement provisions	540	-		540
Other liabilities	2,044	-		2,044
Liabilities related to consolidated investment entities	1,347	-		1,347
Liabilities related to separate accounts	77,949	-		77,949
Liabilities held for sale	56,458	(56,458)	(3)	-

Total Liabilities	209,415	(56,458)		152,957

Shareholders’ Equity
Common stock	3	-		3
Treasury stock	(3,936)	-		(3,936)
Additional paid-in capital	23,961	-		23,961
Accumulated other comprehensive income (loss)	1,511	(210)	(3)	1,301
Retained earnings (deficit)	(12,161)	19	(4)	(12,142)

Total Voya Financial, Inc. shareholders’ equity	9,378	(191)		9,187
Noncontrolling interest	1,031	-		1,031

Total Shareholders’ Equity	10,409	(191)		10,218

Total Liabilities and Shareholders’ Equity	$219,824	$(56,649)		$163,175

See Accompanying Notes to Unaudited Pro forma Condensed Consolidated Financial Statements.

Voya Financial, Inc.

Unaudited Pro forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2018

(Dollars in millions)

	Three Months Ended March 31, 2018 (As Reported)	Total Pro Forma Adjustments		Three Months Ended March 31, 2018 (As Adjusted)
Revenues:
Net investment income	$823	$-		$823
Fee income	676	(9)	(5)	667
Premiums	539	-		539
Net realized gains (losses)	(181)	-		(181)
Other revenue	99	-		99
Income (loss) related to consolidated investment entities	11	-		11

Total revenues	1,967	(9)		1,958

Benefits and expenses:
Policyholder benefits	708	-		708
Interest credited to contract owner account balances	382	-		382
Operating expenses	700	-		700
Net amortization of Deferred policy acquisition costs and Value of business acquired	100	-		100
Interest expense	49	-		49
Operating expenses related to consolidated investment entities	7	-		7

Total benefits and expenses	1,946	-		1,946

Income (loss) from continuing operations before income taxes	21	(9)		12
Income tax expense (benefit)	4	(2)	(6)	2

Income (loss) from continuing operations	$17	$(7)		$10

See Accompanying Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

Voya Financial, Inc.

Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2017

(Dollars in millions)

	Year Ended December 31, 2017 (As reported)	Total Pro Forma Adjustments		Year Ended December 31, 2017 (As Adjusted)
Revenues:
Net investment income	$ 3,294	$-		$3,294
Fee income	2,627	(35)	(5)	2,592
Premiums	2,121	-		2,121
Net realized gains (losses)	(227)	-		(227)
Other revenue	371	-		371
Income (loss) related to consolidated investment entities	432	-		432

Total revenues	8,618	(35)		8,583

Benefits and expenses:
Policyholder benefits	3,030	-		3,030
Interest credited to contract owner account balances	1,606	-		1,606
Operating expenses	2,654	-		2,654
Net amortization of Deferred policy acquisition costs and Value of business acquired	529	-		529
Interest expense	184	-		184
Operating expenses related to consolidated investment entities	87	-		87

Total benefits and expenses	8,090	-		8,090

Income (loss) from continuing operations before income taxes	528	(35)		493
Income tax expense (benefit)	740	(7)	(6)	733

Income (loss) from continuing operations	$ (212)	$(28)		$(240)

See Accompanying Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

The Unaudited Pro forma Condensed Consolidated Financial Statements primarily include the following pro forma adjustments:

1)	reflects the purchase of 9.99% equity interest in VA Capital.
2)	reflects (i) a cash payment to the Company from an affiliate of VA Capital in respect of surplus in VIAC at closing in excess of Required Adjusted Book Value, (ii) receipt of a pre-closing dividend from DSL in respect of net capital in excess of required statutory minimum capital, (iii) a cash payment by the Company to VA Capital for a 9.99% equity interest in VA Capital, and (iv) payment by the Company of certain transaction costs. Does not include the impact of freed-up capital from the captive structure. The overall impact of this transaction is materially consistent with our prior expectations.
3)	reflects the removal of assets and liabilities held for sale as well as the Accumulated Other Comprehensive Income associated with the businesses sold.
4)	reflects partial reversal of $19 million to the cumulative write down of the assets held for sale that was recorded as of March 31, 2018 based on estimated proceeds upon closing.
5)	reflects a decrease in investment management fees associated with the Company general account assets associated with VIAC, net of additional third-party investment management fees payable by affiliates of VA Capital for investment management services being provided by the Company in respect of certain VIAC general account assets backing its variable annuity reserves and surplus pursuant to an investment management agreement.
6)	reflects the income tax impact associated with the pro forma adjustments.